SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 22, 2011

PAR PHARMACEUTICAL COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	File Number 1-10827	22-3122182
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

300 Tice Boulevard, Woodcliff Lake, NJ	07677
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 802-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 22, 2011, we issued a press release announcing the promotions of Thomas J. Haughey to the office of President and Paul V. Campanelli to the office of Chief Operating Officer.  Our board of directors has approved these promotions so that we may more effectively manage our company in light of the recent acquisition of Anchen Incorporated (a generic pharmaceutical company which operates through its wholly-owned subsidiary, Anchen Pharmaceuticals, Inc., in Irvine, California) and the pending acquisition of Edict Pharmaceutical Private Limited, a pharmaceutical company in India.  With these acquisitions, our company will become a larger and more complex organization with three diverse locations and over 900 employees.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Thomas J. Haughey has been promoted to the office of President of our company and subsidiaries.  Mr. Haughey, age 47, has served as Chief Administrative Officer since 2008, Executive Vice President since 2006 and as General Counsel and Secretary since 2003.

Paul V. Campanelli has been promoted to the office of Chief Operating Officer of our company and subsidiaries.  Mr. Campanelli, age 49, has served as Executive Vice President and as President, Par Pharmaceutical, our generic products division, since 2007.  Mr. Campanelli will continue to serve as President of Par Pharmaceutical and will also assume responsibility for Strativa Pharmaceuticals, our branded products division.  He was Executive Vice President, Business Development and Licensing of Par Pharmaceutical from 2006 to 2007.  Mr. Campanelli also served as Par Pharmaceutical’s Senior Vice President, Business Development and Licensing, from 2004 to 2006, and as Vice President, Business Development, from 2002 to 2004.

Patrick G. LePore will remain as our Chairman and Chief Executive Officer.   Mr. LePore, age 56, has served as President and Chief Executive Officer since September 2006 and as a director since May 2006.  He was named Chairman of the Board in August 2007.

The compensation arrangements and employment agreements for each of Messrs. LePore, Haughey and Campanelli are set forth under the caption “Executive Compensation” in our Proxy Statement dated as of March 29, 2011, and filed with the Securities and Exchange Commission on March 30, 2011, and are incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.	Description
99.1	Press Release dated November 22, 2011

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. To the extent that any statements made in this Current Report on Form 8-K contain information that is not historical, such statements are essentially forward-looking and are subject to certain risks and uncertainties, including the risks and uncertainties discussed from time to time in the Company’s filings with the SEC, including its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Any forward-looking statements included in this Current Report on Form 8-K are made as of the date hereof only, based on information available to the Company as of the date hereof, and, subject to any applicable law to the contrary, the Company assumes no obligation to update any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated as of:  November 22, 2011

PAR PHARMACEUTICAL COMPANIES, INC.

(Registrant)

/s/ Thomas J. Haughey

Thomas J. Haughey, President

EXHIBIT INDEX

     The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release dated November 22, 2011

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